FINANCIAL INSTRUMENTS FINANCIAL RISK MANAGEMENT (Details Narrative)	13 Months Ended
	Dec. 31, 2021 USD ($)	Dec. 31, 2021 CAD ($)	Dec. 31, 2021 USD ($)	Nov. 30, 2020 CAD ($)	Nov. 30, 2020 USD ($)	Nov. 30, 2019 CAD ($)
FINANCIAL INSTRUMENTS FINANCIAL RISK MANAGEMENT (Details)
Cash		$ 7,642,593	$ 7,642,593	$ 660,686	$ 660,686	$ 322,143
Accounts Payable And Accrued Liabilities			$ 2,796,757	$ 845,273
Cange In Percent Of Net Income	1.00%
Increase/decrease In Net Income	$ 76,426
Increase Or Decrease In Operating Loss Due To Strengthening Or Weakening Of Exchange Rates	6,404
Increase Or Decrease In Other Comprehensive Income Due To Strengthening Or Weakening Of Exchange Rates	23,037
Increase Or Decrease In Other Comprehensive Income Due To Strengthening Or Weakening Of Exchange Rates Approximately	$ 182,514